BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Supplement dated February 25, 2021

to the Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective March 1, 2021, Seth J. Timen will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

Accordingly, effective March 1, 2021, the Prospectus is hereby supplemented and revised as follows:

1.	The table entitled “Loomis Sayles” under the sub-section entitled “Summary Section – Bridge Builder Core Bond Fund – Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Manager	Position with Loomis Sayles	Length of Service to the Fund
Lynne A. Royer	Vice President, Portfolio Manager and Co-Head of the Disciplined Alpha Team	Since July 2015
Seth J. Timen	Vice President, Portfolio Manager and Co-Head of the Disciplined Alpha Team	Since March 2021

2.

The sub-section entitled “Portfolio Managers” under the section entitled “Management of the Funds – Sub-advisers and Portfolio Managers – Core Bond Fund – Loomis Sayles” is deleted and replaced with the following:

Portfolio Managers:

Lynne A. Royer has served as portfolio manager of the Core Bond Fund since July 2015. Ms. Royer is Vice President, Portfolio Manager, and Co-Head of the Disciplined Alpha Team at Loomis Sayles. Seth J. Timen has served as portfolio manager of the Core Bond Fund since March 2021. Mr. Timen is Vice President, Portfolio Manager, and Co-Head of the Disciplined Alpha Team at Loomis Sayles.

Ms. Royer began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery core fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd and an analyst in the corporate finance department at Drexel Burnham Lambert. Ms. Royer is a Phi Beta Kappa

graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles and has over 35 years of investment industry experience.

Mr. Timen began his investment industry career in 2001 and joined Loomis Sayles as a credit trader in 2010, from Pequot Capital Management, where he was responsible for trading fixed income risk across investment grade, high yield, and structured products. Mr. Timen was promoted to senior credit trader in 2014 and credit portfolio manager in 2016. Previously, Mr. Timen was an associate at Credit Suisse, where he assisted with corporate bond investment and strategy execution for institutional clients. Mr. Timen earned a BA from the University of Michigan and has over 19 years of investment industry experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Supplement dated February 25, 2021

to the Statement of Additional Information (the “SAI”)

dated October 28, 2020, as supplemented

Bridge Builder Core Bond Fund (the “Fund”)

Ticker: BBTBX

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective March 1, 2021, Seth J. Timen will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

Accordingly, the SAI is hereby supplemented and revised as follows:

1.

The sub-section “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Core Bond Fund – Loomis, Sayles & Company, L.P. (“Loomis Sayles”)” is replaced with the following:

Other Accounts Managed by Portfolio managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information is shown as of June 30, 2020, unless otherwise noted. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Lynne A. Royer	1	$1.2 billion	8	$1.7 billion	26	$10.3 billion
Seth J. Timen[1]	0	$0	0	$0	0	$0
Accounts Subject to Performance Fees
Lynne A. Royer	0	$0	0	$0	2	$1.9 billion
Seth J. Timen[1]	0	$0	0	$0	0	$0

1As of December 31, 2020.

As of June 30, 2020 for Lynne Royer and December 31, 2020 for Seth J. Timen, the above-listed portfolio managers did not beneficially own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE